                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      In re Fleming Companies, Inc. et al.
                          Case Nos. 03-01944 - 03-10973
                           (MFW Jointly Administered)
                      Reporting Period: 5/18/03 - 6/14/03



                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                        45 days after end of the period

Submit copy of report to any official committee appointed in the case.



                                                                                                DOCUMENT      EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.          ATTACHED        ATTACHED

Schedule of Cash Receipts and Disbursements                                    MOR-1
  Weekly Receipts & Disbursements                                                A                 X
  Cash Disbursements by Petitioning Entity                                       B                 X
  Bank Account Information                                                       C                 X
Statement of Operations                                                        MOR-2               X
Balance Sheet                                                                  MOR-3               X
Status of Postpetition Taxes                                                   MOR-4               X
  Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                  X
  Copies of tax returns filed during reporting period (See Tax Affidavit)                                         X
Summary of Unpaid Postpetition Debts                                           MOR-4               X
Summary Accounts Receivable Aging                                              MOR-5               X
Debtor Questionnaire                                                           MOR-5               X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:




/s/ Jerry Rebel                             Assistant Treasurer
------------------------------------        ------------------------------------
Signature of Responsible Party              Title




Jerry Rebel                                 8/18/2003
-------------------------------------       ------------------------------------
Printed Name of Responsible Party           Date

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03



NOTES TO THE MONTHLY OPERATING REPORT



GENERAL

The report includes activity from the following Debtors and related Case Numbers [1] [2] [3] [4] [5] [6] [7] [8] [9]:


DEBTOR                                                                     CASE NUMBER
------                                                                     -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                                                     03-10945
ABCO Food Group, Inc.                                                       03-10946
ABCO Markets, Inc.                                                          03-10947
ABCO Realty Corp.                                                           03-10948
Favar Concepts, Ltd.                                                        03-10953
Fleming Foods Management Co., L.L.C.                                        03-10954
Fleming Foods of Texas, L.P.                                                03-10955
Fleming International, Ltd.                                                 03-10956
Fleming Transportation Service, Inc.                                        03-10957
Fleming Supermarkets of Florida, Inc.                                       03-10958
Food 4 Less Beverage Company, Inc.                                          03-10959
FuelServ, Inc.                                                              03-10960
Piggly Wiggly Company                                                       03-10965
Progressive Realty, Inc.                                                    03-10966
Rainbow Food Group, Inc.                                                    03-10967
Retail Investments, Inc.                                                    03-10968
Retail Supermarkets, Inc.                                                   03-10970
RFS Marketing Services, Inc.                                                03-10971
Richmar Foods, Inc.                                                         03-10972
Dunigan Fuels, Inc.                                                         03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [10]:
Core-Mark International, Inc.                                               03-10944
ASI Office Automation, Inc.                                                 03-10949
Core-Mark Mid-Continent, Inc.                                               03-10950
Core-Mark Interrelated Companies, Inc.                                      03-10951
C/M Products, Inc.                                                          03-10952
General Acceptance Corporation                                              03-10961
Marquise Ventures Company, Inc.                                             03-10962
Head Distributing Company                                                   03-10963
Minter Weisman Co.                                                          03-10964

NOTES TO MOR:

[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4]      Period 3 refers to February 23, 2003 through March 22, 2003.

[5]      Period 4 refers to March 23, 2003 through April 19, 2003.

[6]      Period 5 refers to April 20, 2003 through May 17, 2003.

[7]      Period 6 refers to May 18, 2003 through June 14, 2003.

[8] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Cerespan.com, Inc. and Choteau Development Company, LLC).

[9] The period 4 and 5 Monthly Operating Reports previously filed treated certain wholesale related occupancy costs as Selling and administrative expense on the Statement of Operations. These costs should have been treated as Costs of sales. This period 6 report does reflect the occupancy costs in Cost of Sales. The Company does not plan on amending the period 4 and 5 Monthly Operating Reports as the reclassification needed has no impact on the Balance Sheet or Net Income (Loss) line of any reported entity.

[10] Core-Mark entities are on a different reporting schedule with period 6 reflecting a Balance Sheet as of May 31, 2003 (excludes Minter-Weisman). The Statement of Operations has been estimated through June 14, 2003 to be consistent with Fleming.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
WEEKLY RECEIPTS AND DISBURSEMENTS [1]
(DOLLARS IN 000'S)














                                                                                                                    CUMULATIVE
                                                                                                        CURRENT       FILING
                                                 WEEK l        WEEK 2        WEEK 3        WEEK 4     PERIOD TOTAL    TO DATE
                                              ------------  ------------  ------------  ------------  ------------  ------------
CASH RECEIPTS:
 Fleming Receipts                             $    123,205  $     98,711  $    106,551  $     94,657  $    423,124  $  1,398,713
 Core-Mark Receipts                                 91,916        88,776        91,085        87,285       359,062       987,269
 Asset / Excess Inventory Sales                         10         1,402            19        70,584        72,015        75,248
 Other Receipts                                      5,532         6,420         9,737           814        22,503       111,081

ACTUAL RECEIPTS                               $    220,663  $    195,309  $    207,392  $    253,340  $    876,704  $  2,572,311

CASH DISBURSEMENTS FROM OPERATIONS:
 Material Purchases - Fleming                 $    (90,535) $    (81,314) $    (71,261) $    (99,834) $   (342,945) $ (1,125,134)
 Material Purchases - Core-Mark                    (59,912)      (55,334)      (64,807)      (70,175)     (250,227)     (782,581)
 Tax Disbursements - Cigarettes                    (17,862)      (27,398)      (10,582)      (11,679)      (67,521)     (119,900)
 Tax Disbursements - Other                            (743)       (1,290)         (322)         (901)       (3,256)       (4,761)
 Employee & Payroll                                (13,052)      (15,570)      (10,915)      (15,446)      (54,983)     (158,497)
 Lease & Recurring Costs                              (665)      (11,735)       (3,186)         (555)      (16,141)      (48,155)
 Other Operating Costs                             (11,661)       (7,159)       (8,411)      (12,859)      (40,091)     (114,067)

ACTUAL CASH DISBURSEMENTS FROM OPERATIONS     $   (194,429) $   (199,800) $   (169,486) $   (211,449) $   (775,164) $ (2,353,095)

CASH DISBURSEMENTS FROM NON-OPERATIONS:
 DSD/Critical Vendor/PACA Payments            $       (250) $       (750) $    (18,612) $     (6,592) $    (26,204) $    (55,618)
 Capital Expenditures                                   (2)           --          (312)           --          (314)       (2,157)
 Restructuring & Professional Fees                     (64)          (31)           (3)         (492)         (591)         (918)
 Interest & Financing                                 (414)       (3,596)           --          (207)       (4,216)      (11,532)
 Other Non-Operating Costs                              --            --            --            --            --            --

ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS $       (730) $     (4,377) $    (18,927) $     (7,291) $    (31,325) $    (70,225)

TOTAL ACTUAL DISBURSEMENTS
                                              $   (195,159) $   (204,177) $   (188,413) $   (218,740) $   (806,489) $ (2,423,320)


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                     (806,489)
  LESS: Transfers to Debtor in Possession Accounts                                            --
  PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)              --
                                                                                        --------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                         (806,489)


NOTES

[1] Weekly Receipts and Disbursements include Core-Mark's and Fleming's May 18 through June 14 receipts and disbursements.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)


                                                                                                CUMULATIVE
                                                                           CURRENT                FILING
                                                                            PERIOD                  TO
PETITIONING ENTITIES                                CASE NUMBER             TOTAL                  DATE
Core-Mark International, Inc.                         03-10944          $  (251,489)           $  (666,872)
Fleming Companies, Inc.                               03-10945             (399,617)            (1,268,829)
ABCO Food Group, Inc.                                 03-10946                   --                     --
ABCO Markets, Inc.                                    03-10947                   --                     --
ABCO Realty Corp.                                     03-10948                   --                     --
ASI Office Automation, Inc.                           03-10949                   --                     --
Core-Mark Mid-Continent, Inc.                         03-10950              (49,787)              (140,903)
Core-Mark Interrelated Companies, Inc.                03-10951               (7,814)               (21,393)
C/M Products, Inc.                                    03-10952                   --
Favar Concepts, Ltd.                                  03-10953                  (44)                  (603)
Fleming Foods Management Co., L.L.C.                  03-10954                   --                     --
Fleming Foods of Texas, L.P.                          03-10955              (29,115)               (87,015)
Fleming International, Ltd.                           03-10956                  (56)                (1,129)
Fleming Transportation Service, Inc.                  03-10957                   (5)                   (13)
Fleming Supermarkets of Florida, Inc.                 03-10958                   --                     --
Food 4 Less Beverage Company, Inc.                    03-10959                   --                     --
Fuelserv, Inc.                                        03-10960                   --                     --
General Acceptance Corporation                        03-10961                   --                     --
Marquise Ventures Company, Inc.                       03-10962                   --                     --
Head Distributing Company                             03-10963               (2,169)                (8,154)
Minter Weisman Co.                                    03-10964              (10,332)               (46,007)
Piggly Wiggly Company                                 03-10965                 (221)                  (298)
Progressive Realty, Inc.                              03-10966                   --                     (4)
Rainbow Food Group, Inc.                              03-10967               (3,977)               (27,175)
Retail Investments, Inc.                              03-10968              (31,283)               (93,223)
Retail Supermarkets, Inc.                             03-10970                   --                     --
RFS Marketing Services, Inc.                          03-10971                   --                     --
Richmar Foods, Inc.                                   03-10972              (20,580)               (61,291)
Dunigan Fuels, Inc.                                   03-10973                   --                   (412)

TOTAL ACTUAL DISBURSEMENTS [2][3]                                       $  (806,489)           $(2,423,320)



Notes

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 5/18/03 - 6/14/03 (approximately $42.7 million for Fleming and approximately $12.3 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 7 entities (excludes Head Distributing and Minter Weisman as they are included in Fleming's payroll total) and Fleming's disbursements to the 22 Fleming entities (includes Head Distributing and Minter Weisman).

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 5/18/03 - 6/14/03 for the Current Period and for 4/1/03 - 6/14/03 for the Cumulative Filing to Date.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BANK ACCOUNT INFORMATION




                                                          ACCOUNT
PETITIONING ENTITIES                 BANK                 NUMBER          TYPE
---------------------           ---------------         ----------     ----------
Fleming Companies, Inc.         American Bank              3016832     Depository
Fleming Companies, Inc.         Bank of America            6719906     Depository
Fleming Companies, Inc.         Bank of America         1257001012     Depository
Fleming Companies, Inc.         Bank of America         1257401015     Depository
Fleming Companies, Inc.         Bank of America         1257601014     Depository
Fleming Companies, Inc.         Bank of America         1376034850     Depository
Fleming Companies, Inc.         Bank of America         1595458455     Depository
Fleming Companies, Inc.         Bank of America         3750955004     Depository
Fleming Companies, Inc.         Bank of America         3751022745     Depository
Fleming Companies, Inc.         Bank of America         3751278599     Depository
Fleming Companies, Inc.         Bank of America         3751279446     Depository
Fleming Companies, Inc.         Bank of America         3751281308     Depository
Fleming Companies, Inc.         Bank of America         3751301107     Depository
Fleming Companies, Inc.         Bank of America         3751372819     Depository
Fleming Companies, Inc.         Bank of America         3751508777     Depository
Fleming Companies, Inc.         Bank of America         3751522397     Depository
Fleming Companies, Inc.         Bank of America         3751525640     Depository
Fleming Companies, Inc.         Bank of America         3751525666     Depository
Fleming Companies, Inc.         Bank of America         3751572091     Depository
Fleming Companies, Inc.         Bank of America         3751589327     Depository
Fleming Companies, Inc.         Bank of America         3751735870     Depository
Fleming Companies, Inc.         Bank of America         3751827733     Depository
Fleming Companies, Inc.         Bank of America         3751847043     Depository
Fleming Companies, Inc.         Bank of America         3751847056     Depository
Fleming Companies, Inc.         Bank of America         3751889438     Depository
Fleming Companies, Inc.         Bank of America         3751898571     Depository
Fleming Companies, Inc.         Bank of America         3751898597     Depository
Fleming Companies, Inc.         Bank of America         3751917371     Depository
Fleming Companies, Inc.         Bank of America         3751917384     Depository
Fleming Companies, Inc.         Bank of America         3751917397     Depository
Fleming Companies, Inc.         Bank of America         3751917407     Depository
Fleming Companies, Inc.         Bank of America         3751922887     Depository
Fleming Companies, Inc.         Bank of America         3751942951     Depository
Fleming Companies, Inc.         Bank of America         8188007359     Depository
Fleming Companies, Inc.         Bank of America         8188812687     Depository
Fleming Companies, Inc.         Bank One                   1113117     Depository
Fleming Companies, Inc.         Bank One                  10148350     Disbursement
Fleming Companies, Inc.         Bank One                  10218510     Depository
Fleming Companies, Inc.         Bank One                  10479632     Depository
Fleming Companies, Inc.         Bank One                 622743383     Depository
Fleming Companies, Inc.         Bank One                 901004046     Depository
Fleming Companies, Inc.         Bank One                 911632054     Depository
Fleming Companies, Inc.         Bank One                 913520419     Depository
Fleming Companies, Inc.         Bank One                7001789715     Depository
Fleming Companies, Inc.         First Hawaiian Bank       53015409     Depository
Fleming Companies, Inc.         First Union          2000003284177     Depository
Fleming Companies, Inc.         First Union          2000128885972     Depository
Fleming Companies, Inc.         First Union          2014192753660     Depository
Fleming Companies, Inc.         JP Morgan               6300030353     Disbursement
Fleming Companies, Inc.         JP Morgan               6300035972     Disbursement
Fleming Companies, Inc.         JP Morgan               6300036129     Disbursement
Fleming Companies, Inc.         JP Morgan               6300036160     Disbursement
Fleming Companies, Inc.         JP Morgan               6300062117     Disbursement
Fleming Companies, Inc.         JP Morgan               6300064998     Disbursement
Fleming Companies, Inc.         JP Morgan               6300065052     Disbursement
Fleming Companies, Inc.         JP Morgan               6300065086     Disbursement
Fleming Companies, Inc.         JP Morgan               8805174594     Disbursement
Fleming Companies, Inc.         JP Morgan               8805175195     Depository
Fleming Companies, Inc.         JP Morgan               8805175609     Depository
Fleming Companies, Inc.         JP Morgan               8805222781     Depository
Fleming Companies, Inc.         JP Morgan               8805223029     Disbursement
Fleming Companies, Inc.         JP Morgan               8806170047     Disbursement
Fleming Companies, Inc.         JP Morgan               8806212427     Depository
Fleming Companies, Inc.         JP Morgan               8806212435     Depository
Fleming Companies, Inc.         JP Morgan               8806212443     Depository
Fleming Companies, Inc.         JP Morgan               8806212468     Depository
Fleming Companies, Inc.         JP Morgan               8806212583     Depository

                                                                ACCOUNT
PETITIONING ENTITIES                  BANK                       NUMBER             TYPE
-----------------------             ---------                  ----------         ----------
Fleming Companies, Inc.             JP Morgan                  8806212591         Depository
Fleming Companies, Inc.             JP Morgan                  8806231716         Depository
Fleming Companies, Inc.             JP Morgan                  8806231724         Depository
Fleming Companies, Inc.             JP Morgan                  8806231732         Depository
Fleming Companies, Inc.             JP Morgan                  8806232177         Depository
Fleming Companies, Inc.             JP Morgan                  8806232185         Depository
Fleming Companies, Inc.             JP Morgan                  8806232193         Depository
Fleming Companies, Inc.             JP Morgan                  8806232201         Depository
Fleming Companies, Inc.             JP Morgan                  8806232219         Depository
Fleming Companies, Inc.             JP Morgan                  8806232227         Depository
Fleming Companies, Inc.             JP Morgan                  8806232243         Depository
Fleming Companies, Inc.             JP Morgan                  8806232805         Depository
Fleming Companies, Inc.             JP Morgan                  8806247712         Depository
Fleming Companies, Inc.             JP Morgan                  8806257778         Depository
Fleming Companies, Inc.             JP Morgan                  8806258271         Depository/Disbursement
Fleming Companies, Inc.             JP Morgan                  8806258339         Depository
Fleming Companies, Inc.             JP Morgan                  8806289524         Depository
Fleming Companies, Inc.             JP Morgan                  8806290175         Depository
Fleming Companies, Inc.             JP Morgan                  8806319545         Depository
Fleming Companies, Inc.             JP Morgan                  8806319776         Depository
Fleming Companies, Inc.             JP Morgan                  8806319784         Depository
Fleming Companies, Inc.             JP Morgan                  8806319909         Depository
Fleming Companies, Inc.             JP Morgan                  8806322283         Depository/Disbursement
Fleming Companies, Inc.             JP Morgan                  8806322309         Depository
Fleming Companies, Inc.             JP Morgan                  8806322457         Depository
Fleming Companies, Inc.             JP Morgan                  8806324388         Depository
Fleming Companies, Inc.             JP Morgan                  8806324396         Depository
Fleming Companies, Inc.             JP Morgan                  8806324404         Depository
Fleming Companies, Inc.             JP Morgan                  8806327605         Depository
Fleming Companies, Inc.             JP Morgan                  8806362925         Disbursement
Fleming Companies, Inc.             JP Morgan                  8806362933         Disbursement
Fleming Companies, Inc.             JP Morgan                  8806362958         Depository/Disbursement
Fleming Companies, Inc.             JP Morgan                  8806363428         Depository
Fleming Companies, Inc.             JP Morgan                  8806370886         Disbursement
Fleming Companies, Inc.             M&I                          12263119         Depository
Fleming Companies, Inc.             M&I                          13004134         Depository
Fleming Companies, Inc.             M&I                          13004178         Depository
Fleming Companies, Inc.             M&I                          13004189         Depository
Fleming Companies, Inc.             M&I                          14133911         depository
Fleming Companies, Inc.             M&I                          18241047         Depository
Fleming Companies, Inc.             M&I                          18241234         Depository
Fleming Companies, Inc.             Manufacturers Trust          12001749         Depository
Fleming Companies, Inc.             National City               628865018         Depository
Fleming Companies, Inc.             National City              6830031487         Depository
Fleming Companies, Inc.             Waukesha                      2726887         Disbursement
Fleming Companies, Inc.             Waukesha                     10428672         Depository
Fleming Companies, Inc.             Waukesha                     10478473         Depository
Fleming Companies, Inc.             Waukesha                     10505430         Depository
Fleming Companies, Inc.             Wells Fargo                4944072982         Depository
Fleming Companies, Inc.             Wells Fargo                6355025116         Depository
Fleming Companies, Inc.             Wells Fargo                6355045379         Depository
Fleming Companies, Inc.             Wells Fargo                6355045387         Depository
Fleming Companies, Inc.             Wells Fargo                6355045395         Disbursement
Fleming Companies, Inc.             Wells Fargo                9440104515         Depository
Core-Mark International, Inc        Bank Of Montreal        0004-1664-436         Disbursement
Core-Mark International, Inc        Bank Of Montreal          07600000313         Depository/Disbursement
Core-Mark International, Inc        Bank Of Montreal          07601102397         Disbursement
Core-Mark International, Inc        Bank Of Montreal          07601154963         Disbursement
Core-Mark International, Inc        Bank Of Montreal          07604601086         FX Swap Funding Acct
Core-Mark International, Inc        Bank Of Montreal         127881013601         Disbursement
Core-Mark International, Inc        Bank Of Montreal           5691032070         Disbursement
Core-Mark International, Inc        Bank One                      1113117         Depository
Core-Mark International, Inc        JP Morgan                   323252028         Depository
Core-Mark International, Inc        JP Morgan                  8806322317         Depository
Core-Mark International, Inc        JP Morgan Chase             601809668         Disbursement
Core-Mark International, Inc        JP Morgan Chase            9102775419         Disbursement
Core-Mark International, Inc        JP Morgan Chase            9102775427         Disbursement
Core-Mark International, Inc        JP Morgan Chase            9102775435         Disbursement
Core-Mark International, Inc        JP Morgan Chase            9102775443         Disbursement
Core-Mark International, Inc        Scotia Bank              112390010715         Depository
Core-Mark International, Inc        Scotia Bank              714800001414         Depository
Core-Mark International, Inc        Scotia Bank              714800000914         Depository

                                                                   ACCOUNT
   PETITIONING ENTITIES                      BANK                   NUMBER             TYPE
----------------------------         ----------------------     ------------        ----------
Core-Mark International, Inc         Scotia Bank                714800011312        Depository
Core-Mark International, Inc         Scotia Bank               4052700104313        Depository
Core-Mark International, Inc         Washington Trust Bank        1001823194        Depository
Core-Mark International, Inc         Wells Fargo                  4091220731        Depository
Core-Mark International, Inc         Wells Fargo                  4128523081        Depository
Core-Mark International, Inc         Wells Fargo                  4159287788        Depository
Core-Mark International, Inc         Wells Fargo                  4159555366        Depository
Core-Mark International, Inc         Wells Fargo                  4159688902        Depository
Core-Mark International, Inc         Wells Fargo                  4311848436        Depository
Core-Mark International, Inc         Wells Fargo                  4311848584        Disbursement
Core-Mark International, Inc         Wells Fargo                  4496851460        Depository
Core-Mark International, Inc         Wells Fargo                  4518099999        Depository
Core-Mark International, Inc         Wells Fargo                  4518100110        Depository
Core-Mark International, Inc         Wells Fargo                  4518100177        Depository
Core-Mark International, Inc         Wells Fargo                  4518100235        Depository
Core-Mark International, Inc         Wells Fargo                  4518110564        Disbursement
Core-Mark International, Inc         Wells Fargo                  4758355309        Depository
Core-Mark International, Inc         Wells Fargo                  4759613938        Disbursement
Core-Mark International, Inc         Wells Fargo                  4801900069        Depository
Core-Mark International, Inc         Wells Fargo                  4801908815        Depository
Core-Mark International, Inc         Wells Fargo/Wachovia          540459849        Disbursement
Head Distributing Co.                Bank Of America              3752010688        Depository
Head Distributing Co.                Suntrust                     8801337430        Depository
Head Distributing Co.                Union Planters Bank          3500594164        Depository
Minter Weisman                       Bank of America              3299781296        Disbursement
Plymouth (minter weisman)            US Bank                    160234449926        Depository

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                  MAY 18, 2003 -
FLEMING COMPANIES, INC. & SUBSIDIARIES [2]        JUNE 14, 2003
------------------------------------------        -------------
NET SALES                                         $    716,680
COSTS AND EXPENSES:[3]
  Cost of sales                                       (715,655)
  Selling and administrative                           (42,167)
  Reorganization items, net                             (9,390)
  Interest expense                                      (3,525)
  Interest income and other                              1,152
  Impairment/restructuring charges                          --
  Litigation charges                                        --
      TOTAL COSTS AND EXPENSES                        (769,585)
  Income/(Loss) before income taxes                    (52,905)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS             (52,905)

DISCONTINUED OPERATIONS:[4]
  Income/(Loss) before income taxes                    (31,597)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS           (31,597)

NET INCOME/(LOSS)                                 $    (84,502)

NOTES

[1] Results of certain legal entities have been approximated to the 28 days from May 18, 2003 through June 14, 2003. See additional detail explanation on each Statement of Operations.

[2] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. Further, the related entities Statement of Operations are excluded from the Monthly Operating Report. RFS Marketing Services, Inc.'s Statement of Operations was included as RFS Marketing Services, Inc.'s balance sheet was included in the Monthly Operating Report.

[3] Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance for bad debts, etc.).

[4] Discontinued Operations as of Period 6, 2003 include price-impact retail stores (including Yes!Less), two product supply centers and a fuel delivery dispatch service. Results of these businesses have been reclassified as Discontinued Operations as required by SFAS 146.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                  MAY 18, 2003-
ABCO FOOD GROUP, INC.                             JUNE 14, 2003
---------------------                             -------------
NET SALES                                         $         --
COSTS AND EXPENSES:
  Cost of sales                                             --
  Selling and administrative                                 2
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                 --
  Impairment/restructuring charges                          --
  Litigation charges                                        --
     TOTAL COSTS AND EXPENSES                                2
  Income/(Loss) before income taxes                          2
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                   2

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                --
NET INCOME/(LOSS)                                 $          2

Notes

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03-6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                  MAY 18, 2003-
CORE-MARK INTERNATIONAL, INC.                     JUNE 14, 2003
-----------------------------                     -------------
NET SALES                                         $    218,248
COSTS AND EXPENSES:
  Cost of sales                                       (208,692)
  Selling and administrative                            (5,253)
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                 25
  Impairment/restructuring charges                          --
  Litigation charges                                        --

     TOTAL COSTS AND EXPENSES                         (213,919)

  Income/(Loss) before income taxes                      4,329
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS               4,329

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                --

NET INCOME/(LOSS)                                 $      4,329

 NOTES

[1] The period of results for this legal entity was for the 31 days ended May 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                  MAY 18, 2003-
CORE-MARK INTERRELATED COMPANIES, INC.            JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $      6,814
COSTS AND EXPENSES:
  Cost of sales                                         (6,616)
  Selling and administrative                               (90)
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                 --
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                         (6,706)

  Income/(Loss) before income taxes                        107
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                 107

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                --
NET INCOME/(LOSS)                                 $        107

NOTES

[1] The period of results for this legal entity was for the 31 days ended May 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                  MAY 18, 2003-
CORE-MARK MID-CONTINENT, INC.                     JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $     43,579
COSTS AND EXPENSES:
  Cost of sales                                        (42,387)
  Selling and administrative                              (838)
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                  2
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                        (43,223)

  Income/(Loss) before income taxes                        356
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                 356

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                --

NET INCOME/(LOSS)                                 $        356

Notes

[1] The period of results for this legal entity was for the 31 days ended May 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended June 14,2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                  MAY 18, 2003-
DUNIGAN FUELS, INC.                               JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $         --
COSTS AND EXPENSES:
  Cost of sales                                             --
  Selling and administrative                                --
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                 --
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                             --

  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                  --

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                        (84)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS               (84)

NET INCOME/(LOSS)                                 $        (84)

Notes

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                  MAY 18, 2003-
FAVAR CONCEPTS, LTD                               JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $         --
COSTS AND EXPENSES:
  Cost of sales                                             --
  Selling and administrative                                --
  Reorganization items, net                                 --
  Interest expense                                          --
  Interest income and other                                 --
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                             --

  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS                  --

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                       (266)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS              (266)

NET INCOME/(LOSS)                                 $       (266)

Notes

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                  MAY 18, 2003-
FLEMING COMPANIES, INC.                           JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $    367,242
COSTS AND EXPENSES:
  Cost of sales                                       (367,152)
  Selling and administrative                           (33,020)
  Reorganization items, net                             (9,390)
  Interest expense                                      (3,504)
  Interest income and other                              1,055
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                       (421,011)

  Income/(Loss) before income taxes                    (53,769)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS             (53,769)

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         49
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                49

NET INCOME/(LOSS)                                 $    (53,720)


NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                  MAY 18, 2003-
FLEMING FOODS OF TEXAS, L.P.                      JUNE 14, 2003
------------------------------------              -------------
NET SALES                                         $     28,766
COSTS AND EXPENSES:
  Cost of sales                                        (31,227)
  Selling and administrative                              (718)
  Reorganization items, net                                 --
  Interest expense                                         (21)
  Interest income and other                                 68
  Impairment/restructuring charges                          --
  Litigation charges                                        --
       TOTAL COSTS AND EXPENSES                        (31,898)

  Income/(Loss) before income taxes                     (3,132)
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM CONTINUING OPERATIONS              (3,132)

DISCONTINUED OPERATIONS:
  Income/(Loss) before income taxes                         --
  Taxes on income/(loss)                                    --
  INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                --

NET INCOME/(LOSS)                                 $     (3,132)


Notes

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)




                                                                  MAY 18, 2003-
FLEMING INTERNATIONAL, LTD                                        JUNE 14, 2003
--------------------------                                        -------------

NET SALES                                                         $         685
COST AND EXPENSES:
   Cost of sales                                                           (662)
   Selling and administrative                                                (2)
   Reorganization items, net                                                 --
   Interest expense                                                          --
   Interest income and other                                                 --
   Impairment/restructuring charges                                          --
   Litigation charges                                                        --
                                                                 --------------
       TOTAL COSTS AND EXPENSES                                            (664)
                                                                 --------------
   Income/(Loss) before income taxes                                         21
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  21
                                                                 --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                         --
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                --
                                                                 --------------
NET INCOME/(LOSS)                                                 $          21
                                                                 --------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                                  MAY 18, 2003 -
FLEMING SUPERMARKETS OF FLORIDA, INC.                             JUNE 14, 2003
-------------------------------------                            --------------

NET SALES                                                        $           --

COSTS AND EXPENSES:
   Cost of sales                                                             --
   Selling and administrative                                                (5)
   Reorganization items, net                                                 --
   Interest expense                                                          --
   Interest income and other                                                 --
   Impairment/restructuring charges                                          --
   Litigation charges                                                        --
                                                                 --------------
       TOTAL COSTS AND EXPENSES                                              (5)
                                                                 --------------
   Income/(Loss) before income taxes                                         (5)
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  (5)
                                                                 --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                         --
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                --
                                                                 --------------
NET INCOME/(LOSS)                                                $           (5)
                                                                 --------------



NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)

                                                                    MAY 18, 2003 -
FLEMING TRANSPORTATION SERVICES, INC.                               JUNE 14, 2003
-------------------------------------                              --------------

NET SALES                                                        $           60
COSTS AND EXPENSES:
   Cost of sales                                                           (584)
   Selling and administrative                                                --
   Reorganization items, net                                                 --
   Interest expense                                                          --
   Interest income and other                                                 --
   Impairment/restructuring charges                                          --
   Litigation charges                                                        --
                                                                 --------------
       TOTAL COSTS AND EXPENSES                                            (584)
                                                                 --------------
   Income/(Loss) before income taxes                                       (524)
   Taxes on income/(loss)                                                    --
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                (524)
                                                                 --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                         --
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                --
                                                                 --------------
NET INCOME/(LOSS)                                                $         (524)
                                                                 --------------

NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                                 MAY 18, 2003-
HEAD DISTRIBUTING COMPANY                                        JUNE 14, 2003
-------------------------                                        -------------

NET SALES                                                        $       24,011
COSTS AND EXPENSES:
  Cost of sales                                                         (23,047)
  Selling and administrative                                             (1,655)
  Reorganization items, net                                                  --
  Interest expense                                                           --
  Interest income and other                                                   2
  Impairment/restructuring charges                                           --
  Litigation charges                                                         --
                                                                 --------------
       TOTAL COSTS AND EXPENSES                                         (24,700)
                                                                 --------------
   Income/(Loss) before income                                             (688)
   taxes Taxes on income/(loss)                                              --
                                                                 --------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                (688)
                                                                 --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                         --
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                --
                                                                 --------------
NET INCOME/(LOSS)                                                $         (688)
                                                                 --------------



NOTES

[1] The period of results for this legal entity was for the 31 days ended May 31, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                                  MAY 18, 2003-
MINTER-WEISMAN CO.                                                JUNE 14, 2003
------------------                                               ---------------

NET SALES                                                        $       26,893
COSTS AND EXPENSES:
   Cost of sales                                                        (26,288)
   Selling and administrative                                              (522)
   Reorganization items, net                                                 --
   Interest expense                                                          --
   Interest income and other                                                 --
   Impairment/restructuring charges                                          --
   Litigation charges                                                        --
                                                                 --------------
       TOTAL COSTS AND EXPENSES                                         (26,810)
                                                                 --------------
   Income/(Loss) before income taxes                                         83
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                  83
                                                                 --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                         --
   Taxes on income/(loss)                                                    --
                                                                 --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                --
                                                                 --------------
NET INCOME/(LOSS)                                                $           83
                                                                 --------------




NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2|
(DOLLARS IN 000'S)


                                                               MAY 18, 2003-
PIGGLY WIGGLY COMPANY                                          JUNE 14, 2003
---------------------                                         --------------
NET SALES                                                     $           382
COSTS AND EXPENSES:
   Cost of sales                                                           (1)
   Selling and administrative                                             (66)
   Reorganization items, net                                               --
   Interest expense                                                        --
   Interest income and other                                               --
   Impairment/restructuring charges                                        --
   Litigation charges                                                      --
                                                              ---------------
       TOTAL COSTS AND EXPENSES                                           (67)
                                                              ---------------
   Income/(Loss) before income taxes                                      315
   Taxes on income/(loss)                                                  --
                                                              ---------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                               315
                                                              ---------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                       --
   Taxes on income/(loss)                                                  --
                                                              ---------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              --
                                                              ---------------
NET INCOME/(LOSS)                                             $           315
                                                              ---------------



NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                                MAY 18, 2003-
PROGRESSIVE REALTY, INC.                                        JUNE 14, 2003
------------------------                                      ---------------
NET SALES                                                     $            --
COSTS AND EXPENSES:
   Cost of sales                                                           --
   Selling and administrative                                              --
   Reorganization items, net                                               --
   Interest expense                                                        --
   Interest income and other                                               --
   Impairment/restructuring charges                                        --
   Litigation charges                                                      --
                                                              ---------------
       TOTAL COSTS AND EXPENSES                                            --
                                                              ---------------
   Income/(Loss) before income taxes                                       --
   Taxes on income/(loss)                                                  --
                                                              ---------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                --
                                                              ---------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                       --
   Taxes on income/(loss)                                                  --
                                                              ---------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              --
                                                              ---------------
NET INCOME/(LOSS)                                             $            --
                                                              ---------------



NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                                MAY 18, 2003-
RAINBOW FOOD GROUP, INC.                                        JUNE 14, 2003
                                                               ---------------

NET SALES                                                      $            --
COSTS AND EXPENSES:
    Cost of sales                                                           --
    Selling and administrative                                              --
    Reorganization items, net                                               --
    Interest expense                                                        --
    Interest income and other                                               --
    Impairment/restructuring charges                                        --
    Litigation charges                                                      --
                                                               ---------------
       TOTAL COSTS AND EXPENSES                                             --
                                                               ---------------
    Income/(Loss) before income taxes                                       --
    Taxes on income/(loss)                                                  --
                                                               ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                                --
                                                               ---------------
DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                  (15,636)
    Taxes on income/(loss)                                                  --
                                                               ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                         (15,636)
                                                               ---------------
NET INCOME/(LOSS)                                              $       (15,636)
                                                               ---------------


NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                                  MAY 18, 2003-
RETAIL INVESTMENTS, INC.                                          JUNE 14, 2003
------------------------                                          --------------

NET SALES                                                         $           --
COSTS AND EXPENSES:
   Cost of sales                                                              --
   Selling and administrative                                                 --
   Reorganization items, net                                                  --
   Interest expense                                                           --
   Interest income and other                                                  --
   Impairment/restructuring charges                                           --
   Litigation charges                                                         --
                                                                  --------------
       TOTAL COSTS AND EXPENSES                                               --
                                                                  --------------
   Income/(Loss) before income taxes                                          --
   Taxes on income/(loss)                                                     --
                                                                  --------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   --
                                                                  --------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                          --
   Taxes on income/(loss)                                                     --
                                                                  --------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                 --
                                                                  --------------
NET INCOME/(LOSS)                                                 $           --
                                                                  --------------



NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                                 MAY 18, 2003-
RFS MARKETING SERVICES, INC.                                     JUNE 14, 2003
----------------------------                                      ------------

NET SALES                                                         $         --
COSTS AND EXPENSES:
   Cost of sales                                                            --
   Selling and administrative                                               --
   Reorganization items, net                                                --
   Interest expense                                                         --
   Interest income and other                                                --
   Impairment/restructuring charges                                         --
   Litigation charges                                                       --
                                                                  ------------
       TOTAL COSTS AND EXPENSES                                             --
                                                                  ------------
   Income/(Loss) before income taxes
   Taxes on income/(loss)                                                   --
                                                                  ------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                  ------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                        --
   Taxes on income/(loss)                                                   --
                                                                  ------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                  ------------
NET INCOME/(LOSS)                                                 $         --
                                                                  ------------



NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                                    MAY 18, 2003-
RICHMAR FOODS, INC.                                                 JUNE 14, 2003
-------------------                                                 -------------
NET SALES                                                           $         --
COSTS AND EXPENSES:
   Cost of sales                                                              --
   Selling and administrative                                                 --
   Reorganization items, net                                                  --
   Interest expense                                                           --
   Interest income and other                                                  --
   Impairment/restructuring charges                                           --
   Litigation charges                                                         --
                                                                    ------------
       TOTAL COSTS AND EXPENSES                                               --
                                                                    ------------
   Income/(Loss) before income taxes                                          --
   Taxes on income/(loss)                                                     --
                                                                    ------------
   INCOME/(LOSS) FROM CONTINUING OPERATIONS                                   --
                                                                    ------------
DISCONTINUED OPERATIONS:
   Income/(Loss) before income taxes                                     (15,660)
   Taxes on income/(loss)                                                     --
                                                                    ------------
   INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                            (15,660)
                                                                    ------------
NET INCOME/(LOSS)                                                   $    (15,660)
                                                                    ------------


NOTES

[1] The period of results for this legal entity was for the 28 days ended June 14, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)
(DOLLARS IN 000'S)


                                                                      AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [I]                        JUNE 14, 2003
------------------------------------------                       --------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                     $      266,112
   Receivables, net [2]                                                 667,683
   Inventories                                                          608,994
   Assets held for sale [3]                                             134,721
   Other current assets                                                  95,401
                                                                 --------------
      TOTAL CURRENT ASSETS                                            1,772,911
                                                                 --------------
Investments and notes receivable, net                                    59,811
Investment in direct financing leases                                    61,956
                                                                 --------------
NET PROPERTY AND EQUIPMENT                                              404,389
                                                                 --------------
OTHER ASSETS                                                            227,307
                                                                 --------------

TOTAL ASSETS                                                     $    2,526,374
                                                                 --------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable [2]                                          $       77,896
   Liabilities held for sale                                             47,623
   Other current liabilities                                             85,849
                                                                 --------------
      TOTAL CURRENT LIABILITIES                                         211,368
                                                                 --------------
Long-term debt                                                               --
Long-term obligations under capital leases                              159,845
Other liabilities                                                         9,395
Liabilities subject to compromise [4]                                 3,075,131
Met intercompany due to (from) [5]
                                                                        (22,740)
SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                              136,221
   Capital in excess of par value                                       708,450
   Reinvested earnings (deficit)
                                                                     (1,624,007)
   Accumulated other comprehensive income:
      Additional minimum pension liability                             (129,215)
      Cumulative foreign currency translation adjustment                  1,926
                                                                 --------------
      TOTAL SHAREHOLDERS' EQUITY                                 $     (906,625)
                                                                 --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $    2,526,374
                                                                 --------------


LIABILITIES SUBJECT TO COMPROMISE [4]
Debt and notes payable [6] [7]                                  $    1,858,616
Accounts payable [8] [13]                                              731,152
Closed store reserves [9]                                               39,865
Other liabilities [10] [14]                                            183,692
Pension obligation [11] [15]                                           222,657
Taxes payable [12] [16]                                                 39,149
                                                                --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $    3,075,131



LIABILITIES SUBJECT TO COMPROMISE ASSUMPTIONS

GENERAL

[1] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity. Further, the related Balance Sheets are excluded from the Monthly Operating Report.

[2] The accounts payable balance as of June 14 includes vendor deductions for PRADS, military, advertising and other vendor related deductions. Any resulting net debit balance, for each legal entity, in accounts payable has been reclassified to accounts receivable.

[3] Discontinued Operations as of Period 6, 2003 include price-impact retail stores (including Yes! Less), two product supply centers and a fuel delivery dispatch service. Assets of these Discontinued Operations have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition Long-term Debt, Accounts payable, Closed store reserves, Other liabilities, Pension obligation and Taxes payable. Certain of the balances have been estimated. See additional detail explanations on each balance sheet.

[5] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[6] The senior notes, convertible senior notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. legal entity.

FLEMING ENTITIES (INCLUDING MINTER-WEISMAN)

[7] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 6 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[8] Accounts payable includes trade payables, retailer incentives and accrued expenses. Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4.

[9]     Close store reserves are period 6 balances.

[10] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in period 4). Accrued severance was taken from the SOFA schedules.

[11] Pension obligation is a period 6 balance less an estimated amount of $500,000 per period as postpetition.

[12] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4.


CORE-MARK ENTITIES (EXCLUDING MINTER-WEISMAN)

[13] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable is a period 4 balance (excludes Head Distributing Company which is per the SOFA schedule). Retailer incentives, accrued expenses (including accrued insurance) are period 4 balances.

[14] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, are period 4 balances.

[15] Pension obligation is a period 6 balance less an estimated amount provided by Core-Mark for postpetition.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                              AS OF
ABCO FOOD GROUP, INC.                                      JUNE 14, 2003
---------------------                                     ---------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                             $            --
    Receivables, net                                                   --
    Inventories                                                        --
    Assets held for sale                                               --
    Other current assets                                                3
                                                          ---------------
       TOTAL CURRENT ASSETS                                             3
                                                          ---------------
Investments and notes receivable, net                                  --
Investment in direct financing leases                                  --
                                                          ---------------
NET PROPERTY AND EQUIPMENT                                             --
                                                          ---------------
Other assets                                                            2
                                                          ---------------
TOTAL ASSETS                                              $             5
                                                          ---------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                      $            25
    Liabilities held for sale                                          --
    Other current liabilities                                          --
                                                          ---------------
      TOTAL CURRENT LIABILITIES                                        25
                                                          ---------------
Long-term debt                                                         --
Long-term obligations under capital leases                             --
Other liabilities                                                      --

Liabilities subject to compromise                                   1,000

Net intercompany due to (from)                                     (1,020)

SHAREHOLDERS' EQUITY:

    Common stock, $2.50 par value per share                            --
    Capital in excess of par value                                     --
    Reinvested earnings (deficit)                                      --
    Accumulated other comprehensive income:
      Additional minimum pension liability                             --
      Cumulative foreign currency translation
        adjustment                                                     --
                                                          ---------------
      TOTAL SHAREHOLDERS' EQUITY                          $            --
                                                          ---------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                $             5
                                                          ---------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                 --
Accounts payable                                                       --
Closed store reserves                                                  --
Other liabilities                                         $         1,000
Pension obligation                                                     --
Taxes payable                                                          --
                                                          ---------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                   $         1,000

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassifled as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                      AS OF
CORE-MARK INTERNATIONAL, INC.                                      MAY 31, 2003
                                                                   ------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                       $     40,593
   Receivables, net                                                     109,496
   Inventories                                                          100,753
   Assets held for sale                                                      --
   Other current assets                                                  46,436
                                                                   ------------
       TOTAL CURRENT ASSETS                                             297,278
                                                                   ------------
Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --
                                                                   ------------
NET PROPERTY AND EQUIPMENT                                               21,570
                                                                   ------------
Other assets                                                             45,043
                                                                   ------------
TOTAL ASSETS                                                       $    363,891
                                                                   ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                $     20,167
   Liabilities held for sale                                                 --
   Other current liabilities                                              8,621
                                                                   ------------
       TOTAL CURRENT LIABILITIES                                         28,788
                                                                   ------------
Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --
Liabilities subject to compromise                                       187,270

Net intercompany due to (from)                                          147,833

SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                   --
   Capital in excess of par value                                            --
   Reinvested earnings (deficit)                                             --
   Accumulated other comprehensive income:
       Additional minimum pension liability                                  --
       Cumulative foreign currency translation adjustment                    --
                                                                   ------------
       TOTAL SHAREHOLDERS' EQUITY                                  $         --
                                                                   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $    363,891
                                                                   ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                             $         --
Accounts payable                                                        171,661
Closed store reserves                                                        --
Other liabilities                                                         6,798
Pension obligation                                                           --
Taxes payable                                                             8,811
                                                                   ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 187,270

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 6 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                    AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                          MAY 31, 2003
                                                                ------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                    $          2
   Receivables, net                                                    2,704
   Inventories                                                         5,532
   Assets held for sale                                                   --
   Other current assets                                                   34
                                                                ------------
       TOTAL CURRENT ASSETS                                            8,272
                                                                ------------
Investments and notes receivable, net                                     --
Investment in direct financing leases                                     --
                                                                ------------
NET PROPERTY AND EQUIPMENT                                               359
                                                                ------------
Other assets                                                              --
                                                                ------------
TOTAL ASSETS                                                    $      8,631
                                                                ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                             $        403
   Liabilities held for sale                                             173
   Other current liabilities                                              --
                                                                ------------
       TOTAL CURRENT LIABILITIES                                         576
                                                                ------------
Long-term debt
Long-term obligations under capital leases                                --
Other liabilities                                                         --

Liabilities subject to compromise                                         --
Net intercompany due to (from)                                         1,031

SHAREHOLDERS' EQUITY:                                                  7,024
   Common stock, $2.50 par value per share                                --
   Capital in excess of par value                                         --
   Reinvested earnings (deficit)                                          --
   Accumulated other comprehensive income:
       Additional minimum pension liability                               --
       Cumulative foreign currency translation adjustment                 --
                                                                ------------
       TOTAL SHAREHOLDERS' EQUITY                               $         --
                                                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $      8,631
                                                                ------------


LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $         --
Accounts payable                                                       1,031
Closed store reserves                                                     --
Other liabilities                                                         --
Pension obligation                                                        --
Taxes payable                                                             --
                                                                ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $      1,031

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 6 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                      AS OF
CORE-MARK MID-CONTINENT, INC.                                      MAY 31, 2003
                                                                   ------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                      $         --
    Receivables, net                                                     25,302
    Inventories                                                          22,822
    Assets held for sale                                                     --
    Other current assets                                                  2,029
                                                                   ------------
       TOTAL CURRENT ASSETS                                              50,153
                                                                   ------------
Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --
                                                                   ------------
NET PROPERTY AND EQUIPMENT                                               12,034
                                                                   ------------
Other assets                                                              3,406
                                                                   ------------
TOTAL ASSETS                                                       $     65,593
                                                                   ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                               $      5,005
    Liabilities held for sale                                                --
    Other current liabilities                                                --
                                                                   ------------
      TOTAL CURRENT LIABILITIES                                           5,005
                                                                   ------------
Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --
Liabilities subject to compromise                                         5,503
Net intercompany due to (from)                                           55,085

SHAREHOLDERS' EQUITY:

    Common stock, $2.50 par value per share                                  --
    Capital in excess of par value                                           --
    Reinvested earnings (deficit)                                            --
    Accumulated other comprehensive income:
        Additional minimum pension liability                                 --
        Cumulative foreign currency translation adjustment                   --
                                                                   ------------
        TOTAL SHAREHOLDERS' EQUITY                                 $         --
                                                                   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $     65,593
                                                                   ------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                             $         --
Accounts payable                                                          4,212
Closed store reserves                                                        --
Other liabilities                                                         1,272
Pension obligation                                                           --
Taxes payable                                                                19
                                                                   ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                            $      5,503


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 6 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                    AS OF
DUNIGAN FUELS, INC.                                             JUNE 14, 2003
                                                                -------------

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                   $         --
    Receivables, net                                                   3,264
    Inventories                                                           --
    Assets held for sale                                                 148
    Other current assets                                                   2
                                                                ------------
       TOTAL CURRENT ASSETS                                            3,414
                                                                ------------
Investments and notes receivable, net                                     --
Investment in direct financing leases                                     --
                                                                ------------
NET PROPERTY AND EQUIPMENT                                                --
                                                                ------------
Other assets                                                              --
                                                                ------------
TOTAL ASSETS                                                    $      3,414
                                                                ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                            $         --
    Liabilities held for sale                                             --
    Other current liabilities                                             --
                                                                ------------
       TOTAL CURRENT LIABILITIES                                          --
                                                                ------------
Long-term debt                                                            --
Long-term obligations under capital leases                                --
Other liabilities                                                         --
Liabilities subject to compromise                                      8,867
Net intercompany due to (from)                                        (5,453)

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                               --
    Capital in excess of par value                                        --
    Reinvested earnings (deficit)                                         --
    Accumulated other comprehensive income:
       Additional minimum pension liability                               --
       Cumulative foreign currency translation adjustment                 --
                                                                ------------
      TOTAL SHAREHOLDERS' EQUITY                                $         --
                                                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $      3,414
                                                                ------------


LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $         --
Accounts payable                                                       8,695
Closed store reserves                                                    172
Other liabilities                                                         --
Pension obligation                                                        --
Taxes payable                                                             --
                                                                ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $      8,867


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                       AS OF
FAVAR CONCEPTS, LTD                                                JUNE 14, 2003
                                                                   -------------

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                      $         --
    Receivables, net                                                         10
    Inventories                                                              --
    Assets held for sale                                                  1,000
    Other current assets                                                     --
                                                                   ------------
       TOTAL CURRENT ASSETS                                               1,010
                                                                   ------------
Investments and notes receivable, net                                        --
Investment in direct financing leases                                        --
                                                                   ------------
NET PROPERTY AND EQUIPMENT                                                   --
                                                                   ------------
Other assets                                                                 98
                                                                   ------------
TOTAL ASSETS                                                       $      1,108
                                                                   ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                                        164
    Liabilities held for sale                                                --
    Other current liabilities                                                67
                                                                   ------------
       TOTAL CURRENT LIABILITIES                                            231
                                                                   ------------
Long-term debt                                                               --
Long-term obligations under capital leases                                   --
Other liabilities                                                            --

Liabilities subject to compromise                                           615

Net intercompany due to (from)                                              262

SHAREHOLDERS' EQUITY:

    Common stock, $2.50 par value per share                                  --
    Capital in excess of par value                                           --
    Reinvested earnings (deficit)                                            --
    Accumulated other comprehensive income:
       Additional minimum pension liability                                  --
       Cumulative foreign currency translation adjustment                    --
                                                                   ------------
       TOTAL SHAREHOLDERS' EQUITY                                  $         --

                                                                   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                         $      1,108
                                                                   ------------


LIABILITIES SUBJECT TO COMPROMISE |2]
Debt and notes payable                                             $         --
Accounts payable                                                            459
Closed store reserves                                                        --
Other liabilities                                                             1
Pension obligation                                                           --
Taxes payable                                                               155
                                                                   ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                     615

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                   AS OF
FLEMING COMPANIES, INC.                                         JUNE 14, 2003
                                                                ------------
ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                    $    174,667
   Receivables, net                                                  385,240
   Inventories                                                       430,894
   Assets held for sale                                               36,270
   Other current assets                                               39,435
                                                                ------------
       TOTAL CURRENT ASSETS                                        1,066,506
                                                                ------------
Investments and notes receivable, net                                 51,755
Investment in direct financing leases                                 61,956
NET PROPERTY AND EQUIPMENT                                           345,168
                                                                ------------
Other assets                                                         156,948
                                                                ------------
TOTAL ASSETS                                                    $  1,682,333
                                                                ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                             $         --
   Liabilities held for sale                                              --
   Other current liabilities                                          66,043
                                                                ------------
       TOTAL CURRENT LIABILITIES                                      66,043
                                                                ------------
Long-term debt                                                            --
Long-term obligations under capital leases                           116,780
Other liabilities                                                      9,395
Liabilities subject to compromise                                  2,768,177
Net intercompany due to (from)                                      (371,437)
SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                           136,221
   Capital in excess of par value                                    708,450
   Reinvested earnings (deficit)                                  (1,624,007)
   Accumulated other comprehensive income:
      Additional minimum pension liability                          (129,215)
      Cumulative foreign currency translation adjustment               1,926
                                                                ------------
      TOTAL SHAREHOLDERS' EQUITY                                $   (906,625)
                                                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $  1,682,333
                                                                ------------


LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                             1,858,616
Accounts payable                                                     453,748
Closed store reserves                                                 39,693
Other liabilities                                                    170,981
Pension obligation                                                   221,037
Taxes payable                                                         24,102
                                                                ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                         $  2,768,177


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)




                                                                    AS OF
FLEMING FOODS OF TEXAS, L.P.                                    JUNE 14, 2003
                                                                --------------

ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                    $           --
   Receivables, net                                                     74,544
   Inventories                                                          16,991
   Assets held for sale                                                  3,397
   Other current assets                                                  5,188
                                                                --------------
       TOTAL CURRENT ASSETS                                            100,120
                                                                --------------
Investments and notes receivable, net                                    8,056
Investment in direct financing leases                                       --
                                                                --------------
NET PROPERTY AND EQUIPMENT                                              11,109
                                                                --------------
Other assets                                                            12,901
                                                                --------------
TOTAL ASSETS                                                    $      132,186
                                                                --------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                             $           --
   Liabilities held for sale                                                --
   Other current liabilities                                               294
                                                                --------------
      TOTAL CURRENT LIABILITIES                                            294
                                                                --------------
Long-term debt                                                              --
Long-term obligations under capital leases                               2,368
Other liabilities                                                           --
Liabilities subject to compromise                                       43,442
                                                                --------------
Net intercompany due to (from)                                          86,082
                                                                --------------
SHAREHOLDERS' EQUITY:
   Common stock, $2.50 par value per share                                  --
   Capital in excess of par value                                           --
   Reinvested earnings (deficit)                                            --
   Accumulated other comprehensive income:
      Additional minimum pension liability                                  --
      Cumulative foreign currency translation adjustment                    --
                                                                --------------
      TOTAL SHAREHOLDERS' EQUITY                                $           --
                                                                --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $      132,186
                                                                --------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $           --
Accounts payable                                                        42,027
Closed store reserves                                                       --
Other liabilities                                                          805
Pension obligation                                                          --
Taxes payable                                                              610
                                                                --------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 43,442



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)


                                                                       AS OF
FLEMING INTERNATIONAL, LTD                                          JUNE 14, 2003
                                                                    -------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                       $         --
    Receivables, net                                                         634
    Inventories                                                               --
    Assets held for sale                                                      --
    Other current assets                                                     198
                                                                    ------------
       TOTAL CURRENT ASSETS                                                  832
                                                                    ------------
Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --

NET PROPERTY AND EQUIPMENT                                                    --
                                                                    ------------
Other assets                                                                  50
                                                                    ------------
TOTAL ASSETS                                                        $        882
                                                                    ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                                $         --
    Liabilities held for sale                                                 --
    Other current liabilities                                                 --
                                                                    ------------
       TOTAL CURRENT LIABILITIES                                              --
                                                                    ------------
Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --
Liabilities subject to compromise                                             --
Net intercompany due to (from)                                               882

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                   --
    Capital in excess of par value                                            --
    Reinvested earnings (deficit)                                             --
    Accumulated other comprehensive income:
       Additional minimum pension liability                                   --
       Cumulative foreign currency translation adjustment                     --
                                                                    ------------
       TOTAL SHAREHOLDERS' EQUITY                                   $         --
                                                                    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $        882
                                                                    ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $         --
Accounts payable                                                              --
Closed store reserves                                                         --
Other liabilities                                                             --
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                             $         --



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE Nos. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                       AS OF
FLEMING SUPERMARKETS OF FLORIDA, INC.                               JUNE 14, 2003
                                                                    -------------

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                       $         --
    Receivables, net                                                         720
    Inventories                                                               --
    Assets held for sale                                                      --
    Other current assets                                                      --
                                                                    ------------
      TOTAL CURRENT ASSETS                                                   720
                                                                    ------------
Investments and notes receivable, net                                         --
Investment in direct financing leases                                         --

                                                                    ------------
NET PROPERTY AND EQUIPMENT                                                    --
                                                                    ------------
Other assets                                                                 159
                                                                    ------------
TOTAL ASSETS                                                        $        879
                                                                    ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                                $         --
    Liabilities held for sale                                                 --
    Other current liabilities                                                 --
                                                                    ------------
      TOTAL CURRENT LIABILITIES                                               --
                                                                    ------------
Long-term debt                                                                --
Long-term obligations under capital leases                                    --
Other liabilities                                                             --
Liabilities subject to compromise                                            331
Net intercompany due to (from)                                               548

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                   --
    Capital in excess of par value                                            --
    Reinvested earnings (deficit)                                             --
    Accumulated other comprehensive income:
      Additional minimum pension liability                                    --
      Cumulative foreign currency translation adjustment                      --
                                                                    ------------
      TOTAL SHAREHOLDERS' EQUITY                                    $         --
                                                                    ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                          $        879
                                                                    ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                              $         --
Accounts payable                                                              --
Closed store reserves                                                         --
Other liabilities                                                            331
Pension obligation                                                            --
Taxes payable                                                                 --
                                                                    ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                      331


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                      AS OF
FLEMING TRANSPORTATION SERVICES, INC.                             JUNE 14, 2003
                                                                  -------------

ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                     $         --
    Receivables, net                                                     1,083
    Inventories                                                             --
    Assets held for sale                                                    --
    Other current assets                                                   118
                                                                  ------------
       TOTAL CURRENT ASSETS                                              1,201
                                                                  ------------
Investments and notes receivable, net                                       --
Investment in direct financing leases                                       --
                                                                  ------------
NET PROPERTY AND EQUIPMENT                                               7,029
                                                                  ------------
Other assets                                                                --

                                                                  ------------
TOTAL ASSETS                                                      $      8,230
                                                                  ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                              $        136
    Liabilities held for sale                                               --
    Other current liabilities                                              494
                                                                  ------------
       TOTAL CURRENT LIABILITIES                                           630
                                                                  ------------
Long-term debt                                                              --
Long-term obligations under capital leases                                  --
Other liabilities                                                           --
Liabilities subject to compromise                                          242
Net intercompany due to (from)                                           7,358

SHAREHOLDERS' EQUITY:
    Common stock, $2.50 par value per share                                 --
    Capital in excess of par value                                          --
    Reinvested earnings (deficit)                                           --
    Accumulated other comprehensive income:
      Additional minimum pension liability                                  --
      Cumulative foreign currency translation adjustment                    --
                                                                  ------------
      TOTAL SHAREHOLDERS' EQUITY                                  $         --
                                                                  ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $      8,230
                                                                  ------------
LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                            $         --
Accounts payable                                                           208
Closed store reserves                                                       --
Other liabilities                                                           25
Pension obligation                                                          --
Taxes payable                                                                9
                                                                  ------------

TOTAL LIABILITIES SUBJECT TO COMPROMISE                                    242


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14,2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)



                                                                   AS OF
HEAD DISTRIBUTING COMPANY                                       MAY 31, 2003
                                                                ------------
ASSETS
CURRENT ASSETS:
    Cash and cash equivalents                                   $        264
    Receivables, net                                                  23,562
    Inventories                                                       18,227
    Assets held for sale                                                  --
    Other current assets                                                 670
                                                                ------------
       TOTAL CURRENT ASSETS                                           42,723
                                                                ------------
Investments and notes receivable, net                                     --
Investment in direct financing leases                                     --
                                                                ------------
NET PROPERTY AND EQUIPMENT                                             3,658
                                                                ------------
Other assets                                                           3,418
                                                                ------------
TOTAL ASSETS                                                    $     49,799
                                                                ------------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
    Accounts payable                                            $      3,611
    Liabilities held for sale                                             --
    Other current liabilities                                            103
                                                                ------------
      TOTAL CURRENT LIABILITIES                                        3,714
                                                                ------------
Long-term debt                                                            --
Long-term obligations under capital leases                                --
Other liabilities                                                         --
Liabilities subject to compromise                                      6,548
Net intercompany due to (from)                                        39,537

SHAREHOLDERS' EQUITY:
Common stock, $2.50 par value per share                                   --
Capital in excess of par value                                            --
Reinvested earnings (deficit)                                             --
Accumulated other comprehensive income:
      Additional minimum pension liability                                --
      Cumulative foreign currency translation adjustment                  --
                                                                ------------
      TOTAL SHAREHOLDERS' EQUITY                                $         --
                                                                ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $     49,799
                                                                ------------

LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                          $         --
Accounts payable                                                       6,617
Closed store reserves                                                     --
Other liabilities                                                        (95)
Pension obligation                                                        --
Taxes payable                                                             26
                                                                ------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                6,548



NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 6 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000's)

                                                                              AS OF
MINTER-WEISMAN CO.                                                        JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $49,399
         Receivables, net                                                      15,972
         Inventories                                                           13,775
         Assets held for sale                                                      --
         Other current assets                                                   1,013
                                                                              -------
                  TOTAL CURRENT ASSETS                                         80,159
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                      2,412
                                                                              -------
Other assets                                                                      436
                                                                              -------
TOTAL ASSETS                                                                  $83,007
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $37,776
         Liabilities held for sale                                                 --
         Other current liabilities                                                132
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                    37,908
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                               6,017

Net intercompany due to (from)                                                 39,082

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
                  TOTAL SHAREHOLDERS' EQUITY                                  $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $83,007
                                                                              -------

LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                                5,794
Closed store reserves                                                              --
Other liabilities                                                                 208
Pension obligation                                                                 --
Taxes payable                                                                      15
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $ 6,017


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassifled as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000's)

                                                                              AS OF
PIGGLY WIGGLY COMPANY                                                     JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $    --
         Receivables, net                                                       1,113
         Inventories                                                               --
         Assets held for sale                                                      --
         Other current assets                                                      89
                                                                              -------
                  TOTAL CURRENT ASSETS                                          1,202
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                      1,050
                                                                              -------
Other assets                                                                       --
                                                                              -------
TOTAL ASSETS                                                                  $ 2,252
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $    --
         Liabilities held for sale                                                 --
         Other current liabilities                                                 14
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                        14
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                                 597

Net intercompany due to (from)                                                  1,641

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
                  TOTAL SHAREHOLDERS' EQUITY                                  $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $ 2,252
                                                                              -------

LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                                  597
Closed store reserves                                                              --
Other liabilities                                                                  --
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $   597

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassifled as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000's)

                                                                              AS OF
PROGRESSIVE REALTY, INC.                                                  JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $    --
         Receivables, net                                                          --
         Inventories                                                               --
         Assets held for sale                                                      --
         Other current assets                                                      --
                                                                              -------
                  TOTAL CURRENT ASSETS                                             --
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                         --
                                                                              -------
Other assets                                                                       --
                                                                              -------
TOTAL ASSETS                                                                  $    --
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $     9
         Liabilities held for sale                                                 --
         Other current liabilities                                                 --
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                         9
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                               1,510

Net intercompany due to (from)                                                 (1,519)

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
         TOTAL SHAREHOLDERS' EQUITY                                           $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $    --
                                                                              -------


LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                                   --
Closed store reserves                                                              --
Other liabilities                                                               1,510
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $ 1,510


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000's)

                                                                              AS OF
RAINBOW FOOD GROUP, INC.                                                  JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $    --
         Receivables, net                                                       8,273
         Inventories                                                               --
         Assets held for sale                                                  50,998
         Other current assets                                                      --
                                                                              -------
                  TOTAL CURRENT ASSETS                                         59,271
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                         --
                                                                              -------
Other assets                                                                    2,522
                                                                              -------
TOTAL ASSETS                                                                  $61,793
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $10,600
         Liabilities held for sale                                             36,212
         Other current liabilities                                              4,011
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                    50,823
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                     23,449
Other liabilities                                                                  --

Liabilities subject to compromise                                              27,049

Net intercompany due to (from)                                                (39,528)

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
         TOTAL SHAREHOLDERS' EQUITY                                           $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $61,793
                                                                              -------

LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                               23,578
Closed store reserves                                                              --
Other liabilities                                                                 201
Pension obligation                                                              1,570
Taxes payable                                                                   1,700
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $27,049

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000'S)

                                                                              AS OF
RETAIL INVESTMENTS, INC.                                                  JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $     2
         Receivables, net                                                          --
         Inventories                                                               --
         Assets held for sale                                                      --
         Other current assets                                                      --
                                                                              -------
                  TOTAL CURRENT ASSETS                                              2
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                         --
                                                                              -------
Other assets                                                                       --
                                                                              -------
TOTAL ASSETS                                                                  $     2
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $    --
         Liabilities held for sale                                                 --
         Other current liabilities                                                  3
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                         3
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                                  --

Net intercompany due to (from)                                                     (1)

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
         TOTAL SHAREHOLDERS' EQUITY                                           $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $     2
                                                                              -------

LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                                   --
Closed store reserves                                                              --
Other liabilities                                                                  --
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $    --

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000'S)

                                                                              AS OF
RFS MARKETING SERVICES, INC.                                              JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $    12
         Receivables, net                                                          23
         Inventories                                                               --
         Assets held for sale                                                      --
         Other current assets                                                       1
                                                                              -------
                  TOTAL CURRENT ASSETS                                             36
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                         --
                                                                              -------
Other assets                                                                       33
                                                                              -------
TOTAL ASSETS                                                                  $    69
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $    --
         Liabilities held for sale                                                 --
         Other current liabilities                                                 --
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                        --
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                         --
Other liabilities                                                                  --

Liabilities subject to compromise                                                  53

Net intercompany due to (from)                                                     16

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
         TOTAL SHAREHOLDERS' EQUITY                                           $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $    69
                                                                              -------


LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                                   30
Closed store reserves                                                              --
Other liabilities                                                                  23
Pension obligation                                                                 --
Taxes payable                                                                      --
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $    53

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
BALANCE SHEET (UNAUDITED)[1]
(DOLLARS IN 000'S)


                                                                              AS OF
RICHMAR FOODS, INC.                                                       JUNE 14, 2003
                                                                          -------------
ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                            $ 1,173
         Receivables, net                                                      15,743
         Inventories                                                               --
         Assets held for sale                                                  42,908
         Other current assets                                                     185
                                                                              -------
                  TOTAL CURRENT ASSETS                                         60,009
                                                                              -------
Investments and notes receivable, net                                              --
Investment in direct financing leases                                              --
                                                                              -------
NET PROPERTY AND EQUIPMENT                                                         --
                                                                              -------
Other assets                                                                    2,291
                                                                              -------
TOTAL ASSETS                                                                  $62,300
                                                                              -------
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
         Accounts payable                                                     $    --
         Liabilities held for sale                                             11,238
         Other current liabilities                                              6,067
                                                                              -------
                  TOTAL CURRENT LIABILITIES                                    17,305
                                                                              -------
Long-term debt                                                                     --
Long-term obligations under capital leases                                     17,248
Other liabilities                                                                  --

Liabilities subject to compromise                                              16,879

Net intercompany due to (from)                                                 10,868

SHAREHOLDERS' EQUITY:
         Common stock, $2.50 par value per share                                   --
         Capital in excess of par value                                            --
         Reinvested earnings (deficit)                                             --
         Accumulated other comprehensive income:
                  Additional minimum pension liability                             --
                  Cumulative foreign currency translation adjustment               --
                                                                              -------
                  TOTAL SHAREHOLDERS' EQUITY                                  $    --
                                                                              -------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                    $62,300
                                                                              -------


LIABILITIES SUBJECT TO COMPROMISE[2]
Debt and notes payable                                                        $    --
Accounts payable                                                               12,495
Closed store reserves                                                              --
Other liabilities                                                                 632
Pension obligation                                                                 50
Taxes payable                                                                   3,702
                                                                              -------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                       $16,879

NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was June 14, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03 - 6/14/03
[DOLLARS IN 000'S)


                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

FLEMING                                      BEGINNING        AMOUNT                            ENDING
                                                TAX         WITHHELD OR        AMOUNT             TAX
                                             LIABILITY        ACCRUED          PAID[12]        LIABILITY
                                             ---------      -----------       ---------        ---------
FEDERAL
Payroll Taxes[l]                             $   (273)        $(10,535)        $ 10,607            (201)
Income                                           (796)             (62)             559            (299)
                                             --------         --------         --------        --------
         TOTAL FEDERAL TAXES                 $ (1,069)        $(10,597)        $ 11,166            (500)
                                             --------         --------         --------        --------
STATE AND LOCAL
Payroll Taxes[1]                             $   (696)        $ (1,417)        $  1.166            (947)
Sales[2]                                       (2,414)          (1,168)             907          (2.676)
Excise[2]                                         (64)             (19)              31             (53)
Real & Personal Property[3]                   (12,964)              --               73         (12.891)
Cigarette & Tobacco[4]                             --           (1,000)           1,000              --
Franchise[2]                                      (92)             (75)               1            (166)
                                             --------         --------         --------        --------
         Total State and Local               $(16,230)        $ (3,680)        $  3,178        $(16,732)
                                             --------         --------         --------        --------
TOTAL TAXES                                  $(17,299)        $(14,277)        $ 14,344        $(17,232)
                                             --------         --------         --------        --------

CORE-MARK[9]                                 BEGINNING        AMOUNT                            ENDING
                                                TAX         WITHHELD OR        AMOUNT             TAX
                                             LIABILITY        ACCRUED         PAID [12]        LIABILITY
                                             ---------      -----------       ---------        ---------
Federal
Payroll Taxes[1]                             $   (169)        $ (1,997)        $  1,889        $   (278)
Income                                             --               --               --              --
                                             --------         --------         --------        --------
         TOTAL FEDERAL TAXES                 $   (169)        $ (1,997)        $  1,889        $   (278)
                                             --------         --------         --------        --------
STATE AND LOCAL
Payroll Taxes[1]                             $      0         $   (238)             238              --
Sales                                             (40)             (44)              49             (35)
Excise                                           (133)            (143)              --            (277)
Real & Personal Property[3]                      (100)             (90)              --            (190)
Cigarette & Tobacco[5]                        (79,838)         (76,202)          98,028         (58,012)
Other: GST[6]                                    (576)          (3,196)              --          (3,772)
Other: Spokane & Portland B&O Tax[7]              (64)             (65)              59             (70)
                                             --------         --------         --------        --------
         Total State and Local               $(80,751)        $(79,978)        $ 98,374        $(62,355)
                                             --------         --------         --------        --------
TOTAL TAXES                                  $(80,920)        $(81,976)        $100,263        $(62,633)
                                             --------         --------         --------        --------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                AMOUNT
                                                            --------
Current                                                     $     --
0 - 30 days[8]                                               (52,321)
31 - 60 days                                                      --
61 - 90 days                                                      --
91+ days                                                          --
                                                            --------
Total Accounts Payable[9]                                   $(52,321)
                                                            --------


CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)[10]          AMOUNT
                                                            --------
Current                                                     $     --
0-30 days[8][11]                                             (25,575)
31 - 60 days                                                      --
61 - 90 days                                                      --
91+ days                                                          --
                                                            --------
Total Accounts Payable[9]                                   $(25,575)
                                                            --------

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

Fleming Companies. Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies. Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. when the sale of Fleming Companies, Inc.'s wholesale grocery operations closes.

NOTES

[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern divisions.

[2] Sales, Excise and Franchise postpetition taxes are calculated by adding to the period 5 balance the net accrual increase/decrease in period 6. Finally, Sales, Excise and Franchise data excludes Milwaukee PSC as data was not available.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 through December 2003) taxes and 2004 real property taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] Cigarette and tobacco tax data was not available on an accrual basis. The period 6 expense was recorded as the accrual and the expense amount.

[5] Cigarette and tobacco taxes in CDN continue to remain high in May as April tax pymnts (usually made in May) for some divisions were not made until June. For the US Core-Mark is starting to see the ending liability decrease as they continue to pay COD.

[6] GST refers to Canadian Goods and Service Taxes. Core-Mark made payments in June related to May GST.

[7] B&O tax refers to Business and Occupational taxes for Spokane and Portland only.

[8] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[9] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[10] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 6 which is May 1, 2003 through May 31, 2003.

[11]     Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[12] Amount Paid represents the periods total other adjustments, amounts paid and amount received.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03
(DOLLARS IN 000'S)


                           ACCOUNTS RECEIVABLE AGINGS

FLEMING ACCOUNTS RECEIVABLE AGING[1][2]                      AMOUNT
                                                            --------
Not Due                                                     $118,023
Current                                                      137,628
1-7 days old                                                  59,099
8-14 days old                                                 22,511
15-21 days old                                                21,320
Over 21 days                                                 222,274
Credits Over 21 days[1]                                      (30,448)
                                                            --------
Total Accounts Receivable                                   $550,408
                                                            --------
Amount considered uncollectible (Bad Debt)[3]                (37,040)
                                                            --------
Accounts Receivable (Net)[4]                                $513,368
                                                            --------


CORE-MARK ACCOUNTS RECEIVABLE AGING[1][5]                    AMOUNT
                                                            --------
Current                                                     $118,217
1-30 days old                                                 17,105
31-45 days old                                                   833
40-60 days old                                                 1,187
61-90 days old                                                   387
91-120 days old                                                 (256)
+Over 120 days                                                 4,410
                                                            --------
Total Accounts Receivable                                   $141,883
                                                            --------
Amount considered uncollectible (Bad Debt)                    (4,382)
                                                            --------
Accounts Receivable (Net)[4]                                $137,502
                                                            --------

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                     YES               NO
                                                                                 ---               --
1.   Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
     explanation below.[6]                                                        X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
     below.                                                                                        X

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                           X

4.   Are workers compensation, general liability and other
     necessary insurance coverages in effect? If no, provide an
     explanation below.                                                           X

NOTES

[1] Fleming's Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available Fleming's entities, excluding Wholesale. The Wholesale Accounts Receivable was aged above as it accounts for approximately 46.8% of the Accounts Receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of June 14, 2003.

[4] Total Accounts Receivable (Net) will not agree to the balance sheet as the balance sheet includes current notes receivables of approximately $16.8 million.

[5] Core-Mark's Accounts Receivable data is for Core-Mark's period 6 ended May 31, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[6] On June 3rd and 13th the Company liquidated inventory located in Kansas City and Lubbock and on June 12th liquidated property, plant and equipment from various closed stores totaling approximately $3.8 million. Then on June 4th, the Company assigned its "Best Buy" trademark to Phillip Morris for approximately $5.7 million in net proceeds. Next, on June 11th, the Company sold its Arizona Pharmacy Files and related inventory to Walgreens for approximately $25,000. On June 12th, it sold 31 Rainbow stores to Roundy's and 3 Food 4 Less Beverage stores to Kroger for a total net proceeds of approximately $71.5 million. Finally, the Company sold Dunigan Fuels Equipment for approximately $26,000 on June 13th (sale/assignment dates do not correspond with actual cash receipts).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:   5/18/03-6/14/03



If additional information is required for the current or any future Monthly Operating Reports, please send the request to Jerry Rebel at Fleming Companies (1945 Lakepointe Dr.; Lewisville, TX 75057).

[ERNST & YOUNG LLP LOGO]  2121 San Jacinto Street, Suite 1500      Dallas Office
                          Dallas TX 75201                    Phone (214)969-8000
                                                         Facsimile (214)969-8770


FLEMING COMPANIES, INC. ET AL
CASE NOS. 03-01944 -03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 5/18/2003 TO 6/14/2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) have been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex A. which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third part consultants to management of the Debtor for filing;

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax systems and procedures.

To the best of my knowledge, E&Y has completed these activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.



         August 12, 2003                                 /s/ Lisa P. Shield
    -----------------------                             -----------------------
              Date                                      Lisa P. Shield, Partner

April 8, 2003


Mr. Mark Shapiro
Chief Financial Officer
Fleming Companies, Inc.
1945 Lakepointe Dr.
Lewisville, Texas 75057

                         Tax Operate Engagement Letter

Dear Mr. Shapiro:

This letter will confirm the engagement of Ernst & Young LLP ("E&Y") to provide Tax Outsourcing and Operations Services ("Services") described below to Fleming Companies, Inc. and affiliates ("the Company") subsequent to its filing a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

This Agreement sets out the scope and timing of those Services and the fee arrangements for our work. These services will commence upon approval by the Bankruptcy Court and remain in effect until the earlier of April 1, 2008 or such time as the Company emerges from Chapter 11.

We have agreed to provide such Services, contingent upon the Bankruptcy Court's approving our retention, in accordance with the terms and conditions which are set forth in the Agreement

SCOPE OF SERVICES

We will provide to the Company the Services described in Attachment 1 ("the Services"), which may be modified from time to time by our mutual written consent, subject to the terms of this Agreement, the attached Supplemental Terms and Conditions, and approval of the Bankruptcy Court.

The Company's management is responsible for establishing and maintaining its tax system and procedures and directing the tax function. It will: (1) designate the appropriate individual to be responsible for the tax function; (2) determine the scope and frequency of all Services to be performed; (3) provide us with accurate, timely information and appropriate resources to enable us to perform Services; (4) maintain books and records as required by law and as is necessary to support any positions taken on any tax return included within the scope of this engagement in the event of any taxing authority examination; and (5) evaluate the adequacy of the tax procedures performed.

The Management Liaison will assist in recommending tax services to be provided by E&Y to the Company. The Management Liaison is responsible for decisions regarding tax services to be performed.

Mr. Mark Shapiro                                                          Page 2
Fleming Companies, Inc.                                            April 8, 2003


Our advice and services are only applicable to the specific facts presented to us. This agreement expressly authorizes the Company to disclose every aspect of our advice and Services with any and all persons, without limitation. However, because our advice is solely for the benefit of the Company and is not to be relied upon by any other persons, as part of any such disclosure the Company must inform all such persons that they may not rely upon our advice without our written consent.

The Company consents to the disclosure of its tax return information to E&Y, its partners, and employees, for the purpose of rendering tax and accounting services to clients. We will not disclose or otherwise use this information for any purpose other than that described in this letter or as allowed under the laws of the applicable jurisdictions.

Information regarding federal tax advice provided to you, communications between us, and material we create in the course of providing that advice, may be privileged and protected from disclosure to Internal Revenue Service (IRS). If IRS seeks disclosure from you or us of written or oral communications relating to the advice, we will discuss with you whether and how you assert, or waive, the privilege.

DISCLOSURE OF REPORTABLE TRANSACTIONS

Treasury regulations require corporations and other entities to file disclosure statements relating to certain tax strategies/transactions that the IRS has identified as Listed Transactions, any transaction that is substantially similar to a Listed Transaction, and Other Reportable Transactions. The disclosure statements must be filed with the proper tax return and also sent separately to the IRS. Failure to properly disclose any of these transactions/strategies in which the Company directly or indirectly participated may result in the imposition of penalties. During the process of gathering data to prepare the Company's federal tax returns, we require Company personnel to complete a questionnaire regarding Listed Transactions and Other Reportable Transactions. If there is a particular person in the Company, other than you, who should be responding to these questions, please immediately provide that person's name, position and telephone number to Lisa P. Shield at E&Y. E&Y will not be liable for any penalties resulting from the Company's failure to accurately and timely respond to these questions or to timely file the required disclosure statements.

USE OF E&Y SOFTWARE

During this engagement, the Company employees authorized by both E&Y and the Company will have access to E&Y's software known as TaxSite, eyC@Pture TaxDriveR, and/or QuickPlace (collectively know as "the Software"), for the purposes of assisting the Company through E&Y's completion of the Services. We will not install the Software on the Company's computers. The Company will not, nor permit others, to copy, duplicate, or modify the Software. The Company will not decompile, reverse engineer, or in any way derive any source code from or create any derivative work of the Software. The Company acknowledges that its use of the Software is not a substitute for any documentation or system of records created or

Mr. Mark Shapiro                                                          Page 3
Fleming Companies, Inc.                                            April 8, 2003


maintained pursuant to law, including but not limited to Internal Revenue Code
Section 6001. The Company is responsible for maintaining separate copies of any documentation it inputs into the Software. Software is provided "AS IS" without warranty and E&Y shall not provide any support or maintenance for the Software unless otherwise mutually agreed.

The Company's use of QuickPlace shall be subject to and governed by the terms and conditions of a user agreement under the terms and conditions of which are required to be agreed to by an authorized representative of the Company prior to the Company's access to QuickPlace.

FEES

E&Y will bill the Services outlined in this Agreement based on standard hourly rates for provision of this category of service, which are revised annually effective July 1. Presently, these rates range as follows by level of tax professional:

         Partners and Principals                  $425 to $750
         Senior Managers                          $370 to $540
         Managers                                 $250 to $490
         Senior Staff                             $180 to $375
         Staff                                    $130 to $240

We will request payment of our fees in accordance with local bankruptcy rules for the District of Delaware and any relevant administrative orders. In addition, we will request reimbursement of our actual expenses related to this Agreement, as well as fees for any time (including reasonable expenses of legal counsel) we may incur in considering or responding to discovery requests or participating as a witness or otherwise in any legal, regulatory or other proceeding as a result of our performance of these Services.

STAFFING FOR PROVISION OF TAX COMPLIANCE SERVICES

Lisa P. Shield will be the engagement tax partner responsible for the provision of our tax services. David Coley, Senior Manager, and Dave Sigler, Senior Manager will work closely with Lisa Shield and management in providing tax services. If any of these individuals ceases to provide tax services to the Company pursuant to this Agreement, Ernst & Young will so advise the Company and, if that professional is replaced, provide the Company with the name of that professional's replacement.

Our tax services team includes the following tax professionals as of the date of this petition. Other professionals may be needed to assist with our provision of services to the Company on an ongoing basis.

Layne Wrobleski               Janatha McCullough
Jennifer Adair                John Dixson
Nancy Flagg                   Daniel Roche

Mr. Mark Shapiro                                                          Page 4
Fleming Companies, Inc.                                            April 8, 2003



Eliot Fielding                            Michael Sanders
Davila Niesen                             Timothy Murray
Hilary Mink                               Keith Anderson
Patsy Bustamente                          Katie Duren
Austin Lee                                Lindsey Lakey
Deborah Banheisal                         Donna Ellington
Joyce Bauchner                            Mohua Bardan
Tresa Simbye                              Kathy Everidge
Raymond Smith                             Steve Graham
Susan Hudson                              Cindy Vintrella
Esparanza English                         Pamela Young
Carolyn S. Coen                           Cletith Simmons

In addition to members of our tax services team, others involved in serving you, such as senior members of the internal audit team, may participate in our provision of tax advice, so that, among other things, they can provide relevant input into the process and the effects of financial statement treatment on the tax advice we provide may be considered on a timely basis. Other staff, not identified herein, may be utilized as required to conduct our work in the most efficient manner possible.

OTHER MATTERS

We will perform the services outlined in this letter for the Term of the Agreement until either party terminates this agreement upon 120 days written notice or the Company emerges from Chapter 11, whichever event occurs first. E&Y is not responsible for any damages or losses the Company may incur because it failed to meet any deadline on a timely basis as a result of its termination of this Agreement.

In the event we are requested or authorized by the Company or are required by government regulation, subpoena, or other legal process to produce our documents or personnel as witnesses regarding our Services for Company, you will reimburse us for our professional time and expenses, as well as our counsel's fees and expenses, incurred in responding to such requests.

The Company will provide E&Y with reasonable accommodations for facilities (e.g., individual work space, other work-related facilities and telecommunications), and with access to electronic records needed to provide Services.

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions are not affected. Without prior written consent of the other party, neither party may assign any rights or obligations herein, in whole or in part. The subject matter contained herein constitutes the entire agreement between the parties, superseding all agreements and understandings made before the date of this Agreement.

Mr. Mark Shapiro                                                          Page 5
Fleming Companies, Inc.                                            April 8, 2003


Any controversy or claim with respect to, in connection with arising out of, or in any way related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 of the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

IRS released regulations increasing the disclosures that taxpayers and tax advisors may have to make and records they may have to retain in connection with transactions that have federal income tax reduction as a significant purpose. At your request, we will discuss these disclosure and record retention requirements and their possible application to transactions arising out of this engagement. Our fee for such services may be contained in a modification to this Agreement or a separate engagement letter if significant work is to be performed. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

We understand that the Company or E&Y may provide notice to terminate our engagement at any time. The alternative dispute resolution provision contained in Attachment 2 to the Agreement will remain operative and in full force and effect regardless of any termination or expiration of this Agreement and shall survive completion of the Company's bankruptcy proceedings whether through a confirmed plan of reorganization, liquidation of the Company's assets under Chapter 11 or 7 of Title 11 of the United States Code, or otherwise.

As set forth herein, the Company has requested that E&Y provide tax operations services, the scope of which is set forth in the Agreement. The Company recognizes and acknowledges that by performing the services set forth in the Agreement, E&Y is not acting in any Company management capacity and that the Company has not asked E&Y to make, nor has E&Y agreed to make, any business decisions on behalf of the Company. All decisions about the business or operations of the Company remain the sole responsibility of the Company's management and its board of directors.

By agreement to the provision of the services set forth in the Agreement, E&Y is not providing a guarantee to the Company that E&Y's performance of those services pursuant to the terms and conditions set forth in the Agreement will guarantee the Company's successful reorganization

Mr. Mark Shapiro                                                          Page 6
Fleming Companies, Inc.                                            April 8, 2003


under Chapter 11 of Title 11 of the United States Code. Except as expressly provided herein, this engagement letter does not modify the terms or provisions of any engagement letter for other professional services, which were agreed to prior to the date noted below.

We appreciate the opportunity to be of continued service. If you have any questions regarding this letter, please contact Lisa P. Shield at (817) 348-6056. Please indicate you acceptance of the above arrangements by signing and returning the enclosed copy of this letter.


                                       Very truly yours,


                                       /s/ Ernst & Young LLP


FLEMING COMPANIES, INC.


By:      /s/ Mark Shapiro                             4/11/03
         ----------------------------------------------------
         Mark Shapiro, Chief Financial Officer          Date

Mr. Mark Shapiro                                                          Page 7
Fleming Companies, Inc.                                            April 8, 2003


                  TAX OPERATIONS SERVICES ENGAGEMENT AGREEMENT
                        SUPPLEMENTAL TERMS AND CONDITIONS


A.       Proprietary and Related Rights

         1. Company Property. All information the Company supplies to E&Y in connection with the Services being provided will remain the property of the Company or its licensors. All tax returns, reports and other documents prepared for the Company using this information will be the Company's property and the Company will be solely responsible for the retention of such documents.

         2. E&Y Property. During the term of this engagement, we may use certain methodologies, programs, or procedures ("Technical Elements") developed or used by us or our licensors, including enhancements or improvements developed during the performance of Services. Our use of these Technical Elements during the engagement does not grant the Company a license or property interest in them. We will retain: (1) the right to use our knowledge, experience and know-how, including Technical Elements developed while performing the Services, in providing services to other clients; (2) ownership of all working papers we prepare for purposes of documenting, in accordance with professional requirements, our performance of the Services; and (3) copies of tax returns, reports and other documents prepared by us, for our own purposes and use.

B.       Confidential Information

         1. Confidentiality. Unless specified in this Agreement, when B&Y receives Confidential Information, as defined below, from the Company in connection with the Services, it will not disclose the Confidential Information outside of E&Y. "Confidential Information" is information that is not generally known to the public; that would reasonably be considered confidential or proprietary; and that the Company specifically designates as "confidential." Confidential Information does not include information that: (i) at the time of its disclosure, is or thereafter becomes, part of the public domain through a source other than E&Y; (ii) was known to E&Y prior to the time of its disclosure; (iii) is independently developed by E&Y without reference to any Confidential Information; or (iv) is subsequently learned from a third party not known by E&Y to be subject to an obligation of confidentiality with respect to the information disclosed.

         2. Exceptions. Nothing in this Agreement will limit our ability to disclose such Confidential Information, and we will have no liability for such disclosure, as long as the disclosure is: (i) required pursuant to law, regulation, professional responsibility, government authority, duly authorized summons, subpoena or court order and we provide notice to the Company prior to the disclosure; (ii) required by a court or other tribunal in connection with the enforcement of our rights under this Agreement; or (iii) approved for disclosure by the prior written consent of the Company.

Mr. Mark Shapiro                                                          Page 8
Fleming Companies, Inc.                                            April 8, 2003



         3. Survival of Restrictions. The terms of this Section B will survive this Agreement's termination, continuing in full force and effect for two years from the date of such termination, or longer if otherwise required by law or regulation.

C.       Relationship of Parties

         1. Independent Contractor. Nothing in this Agreement will be construed to imply a joint venture, partnership or agency relationship between the parties for any purpose. Each party is an independent contractor in connection with this Agreement and as such neither will have any authority to bind or commit the other.

         2. Concerning Employees. Personnel supplied by either party are employees (or partners, in the case of E&Y partners) of that party and will not be considered employees or agents of the other party. Unless provided elsewhere in this Agreement, each party is solely responsible for the supervision, daily direction and control of its employees, and the payment of salaries, including all payroll related withholdings and remits. If the parties agree that E&Y will hire certain of the Company's employees, hiring will occur on terms and conditions mutually agreeable to the parties.

D.       Miscellaneous

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions remain in effect. Neither party may assign this Agreement or any rights or obligations under it, in whole or in part, without the other party's prior written consent. Except to the extent that portions of prior Agreements are incorporated into this Agreement by reference, this Agreement constitutes the entire agreement between the parties regarding its subject matter, superseding all agreements and understandings between the Company and E&Y with respect thereto made prior to the date of this Agreement.

Any controversy or claim with respect to, in connection with arising out of, or in any say related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and ail successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 to the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

Mr. Mark Shapiro                                                          Page 9
Fleming Companies, Inc.                                            April 8, 2003

                                  ATTACHMENT 1
                                SCOPE OF SERVICES

E&Y and the Management Liaison will agree to a tax services to be performed in the course of this engagement. E&Y will perform the tasks in order to manage the tax function on behalf of the Company. The Company's Management Liaison will authorize the tax programs and procedures E&Y recommends. Except where otherwise noted, E&Y will be responsible for services, reports and deadlines falling within the term of the Agreement.

Pursuant to the E&Y engagement letter, E&Y will provide such tax services as E&Y and the Company shall deem appropriate and feasible in order to perform tax services in the Agreement and to advise the Company in the course of the Chapter 11, including but not limited to the following services;

FEDERAL AND STATE INCOME TAX COMPLIANCE, CONSULTING AND ADMINISTRATION

         - Prepare Federal and all state income and franchise, gross receipts and net worth tax returns on behalf of Fleming (including Core-Mark at 6/18/02 forward) and maintain tax files and documentation consistent with E&Y standards for Calendar Year 2002 through 2004 returns.

         - Preparation of certain adjustments and book/tax differences related to Forms 1120 and state tax returns for Core-Mark and its subsidiaries for the 6-17-02 short period tax returns.

         - Prepare Canada Income Tax Form T2 and provincial income and capital tax returns and maintain tax files and documentation consistent with E&Y standards for Canadian branch tax for calendar year 2002 through 2004 returns.

         - Prepare a quarterly and annual tax calendar for the upcoming quarter and year, including (i) estimated cash payments for tax liabilities anticipated, and (ii) other tax matters which should be addressed.

         - Prepare check requests, check deposits, certified mailing and electronic filing of tax payments.

         - Coordinate and respond to Federal and state audits and notices including Canada and provincial audits and notices.

         - Prepare FAS 109 quarterly and annual analysis, including preliminary footnote draft for review and approval by Fleming.

         - Prepare quarterly federal and state estimated income tax payments, including franchise, gross receipts and all other required payments, extension computations and payments, and monthly estimated tax payments for Canadian returns, beginning with September 15, 2002 estimated payments for Fleming and December 15, 2002 for Core-Mark.

         - Prepare and provide to Fleming treasury department quarterly a schedule of estimated cash requirement for Federal income taxes.

         - Prepare FSC return based upon the limited methodology used by Fleming for the 2001 FSC return.

Mr. Mark Shapiro                                                         Page 10
Fleming Companies, Inc.                                            April 8, 2003



         -        Prepare annual reports.

         - Provide information when requested for acquisitions and divestitures consistent with historical tax team level of effort.

         -        Tax package design, preparation, distribution and review.

         - Represent Fleming in Federal audits and state audits annually and review Form 5701 consistent with historical tax team level of effort.

         - Prepare Federal and Canadian amended returns, resulting from RAR's consistent with E&Y's cost-benefit analysis, or submit, as appropriate to state taxing authorities.

         - Reconciliations of prepaids, liability, deferreds, clearings, interest expense/income accounts and payroll tax penalty assistance and reconciliation of transcripts consistent with historical tax team level of effort.

         -        Information gathering for special projects.

         -        Obtain airplane log and prepare W-2 information reporting.

         - Tax depreciation computations and reconciliations, including gain loss computations and running all reports for federal and states. Includes documentation of existing review process in place with Core-Mark fixed assets, and agreement as to scope of activities related to fixed assets for tax

         - Balance sheet reviews for new accounts and tax basis balance sheets.

         - Preparation of LIFO computations for Fleming and Core-Mark unless prepared by outside third party providers retained separately by Bankruptcy Court.

         - Coordination with ERP System Implementation (Fl) group to answer limited questions regarding taxability of excise/sales tax items.

         -        Communication of divisional credits for WOTC.

         -        Stuff envelopes for tax return payments.

         - Limited research on transfer stamps, floor stocks tax returns, etc. Includes preparation of draft of financial statements for 15th period journal entries for tax entities such as Retail Investment, Rainbow Food Group, ABCO Food Group and Bakers Food Group for the review and approval of Fleming accounting staff and Controller/CFO. Also includes allocation of expenses for corporate charges and interest between Canada and the U.S.

         - Preparation of Unclaimed Property tax returns for Fleming and Core-Mark other than those prepared by outside third party providers.

         - IRS Account Analysis and Recovery & Interest Netting, including review of IRS Account transcripts, including preparation of Form 2848, preparation of interest computations, and filing of refund claims.

         - Preparation and review of any required 9100 relief filings or Forms 3115 related to changes in accounting methods, and Forms 1128 related to changes in accounting periods.

         - Preparation and review of all federal and state amended returns, including Forms 1139 and Forms 1120X and the state equivalents.

         - Analysis of all transaction related costs incurred by Fleming and Core-Mark for deductibility versus capitalization for income tax purposes.

         - Research and consultations regarding corporate restructuring and related tax implications for federal and state issues.

Mr. Mark Shapiro                                                         Page 11
Fleming Companies, Inc.                                            April 8, 2003


         -        Research and consultations related to employment tax matters.
                  Payroll tax compliance tax return filings and remittances are specifically excluded from the scope of this engagement.

         - Review of the Company's existing supplemental unemployment benefit ("SUB") plan to ensure the Company continues to receive the appropriate employment tax benefits available under the plan, including assistance with general employment tax questions arising in the normal course of doing business not related to specific transactions, and also including federal employment tax reporting and withholding questions, federal and state income tax withholding penalty notices and resolution, federal and state employment tax audit assistance, state unemployment tax planning associated with acquisition or expansion into new taxing jurisdictions, and executive compensation consultation.

         - Computation and analysis of earnings and profits of the Company for tax purposes under Section 316 of the Internal Revenue Code.

         - Preparation and review of computations for Quick Refund Claim Form 4466 relating to ratable allocation election under Treasury Regulation Section 1.1502-76(b), state tax research related to the election, documentation of tax treatment of extraordinary items of income and expense.

PROPERTY TAX SERVICES

         - Oversight of third-party service providers including communications, correspondence, arrangement for data supply and approval of fees, receipt of tax bills and other data. Prepare returns and renditions based on fixed asset and other accounting information provided by Fleming.

         - Review estimates or analyses of property taxes for accrual and/or tax prorations quarterly.

         - Research of new or unknown properties and tax parcels, including bills that show up new.

         -        Maintain files for all properties as appropriate.

         - Validate tax bills and coordinate with the Accounts Payable Department for payment of all real and personal property tax bills. This may entail an electronic transfer of payment information from E&Y to the Fleming Core-Mark Accounts Payable department for approval and processing.

         - Estimation of year-end accrual information by property annually.

         - Preparation of annual property tax budget data and information by property.

         -        Research new properties and set up for processing and payment.

         - Quarterly reconciliation of accounts and review of any third-party prepared renditions.

SALES & USE TAX SERVICES

         - Update and maintain sales and use, cigarette, tobacco, egg, and other miscellaneous taxes, and business license, filing calendars.

         - Prepare sales and use tax returns for all U.S., state and local governments, and maintain adequate audit trail and supporting documentation.

         - Prepare other cigarette, tobacco, and other sundry tax filings.

Mr. Mark Shapiro                                                         Page 12
Fleming Companies, Inc.                                            April 8, 2003


         - Prepare responses to audit notices and provide audit assistance for all sales & use tax filing responsibilities, including cigarette, tobacco, egg, miscellaneous, business licences, etc.

         - Assist with tax issues related to transfer of inventory and licensing issues in consolidation of distribution centers.

         - Assist with miscellaneous matters related to responding to overdue notices from state tax jurisdictions, including preparation of necessary correspondence, penalty/interest abatement requests, and responses to liens assessed against the Company related to Chapter 11 filing.

         - Recommend journal entries, intercompany postings and prepare account reconciliations for sales and use tax, and other sundry tax payable accounts and other general ledger accounts as required.

         - Provide Fleming an electronic check request of payment information related to sales/use and other sundry tax returns.

         - Respond to notices associated with any tax returns prepared by E&Y or the former Fleming tax department.

         - Notify a designated Fleming representative of applicable changes related to sales and use, cigarette, tobacco, and other tax rates for maintenance of tax rate tables in the Fleming system as identified by management.

         - Perform limited research on the taxability of new inventory and non-inventory items or services offered by Fleming, consistent with current tax function.

         - Respond to other sales, use and other sundry tax questions from Fleming personnel.

         - Prepare special tax related reports and schedules as requested by Fleming management.

         - Coordinate with accounting operations to resolve issues on stamps, purchases, inventory accounts, and return variances.

         - Preparation and review of sales tax refund claims for all sales, use and miscellaneous tax refunds due to the company.

         - Research and consultations related to Work Opportunity Tax Credits, California Enterprise Zone Hiring Credits, Statutory Credits, Training Grants, and other Incentive Tax matters.

         - Review of transaction tax process, transaction tax systems and accuracy of taxability tables. Includes preparation and implementation of rate analysis tool to convert and compare cigarette stamp tax and tobacco excise tax rates in FOODS system to the actual rates in order to electronically update the customer master or cigarette/tobacco tax file. Includes preparation of batch files for Company IT department to update rates in FOODS system.

BANKRUPTCY TAX SERVICES

         - Working with Company personnel to develop an understanding of the business objectives related to the Company's potential reorganization and/or restructuring alternatives that the Company is evaluating with existing creditors that may result in a change of the equity, capitalization and/or ownership of the shares of the Company or its assets.

         - Assist and advise the Company in potential tax related bankruptcy restructuring objectives, implications and post-petition bankruptcy tax matters.

Mr. Mark Shapiro                                                         Page 13
Fleming Companies, Inc.                                            April 8, 2003



         - Provide tax consulting regarding availability, limitations, preservation and maximization of tax attributes, such as net operating losses, alternative minimum tax credits and work opportunity tax credits, minimization of tax costs in connection with stock or asset sales, if any, and assistance with tax issues arising in the ordinary course of the Company's business.

         - Assist with settling tax claims against the Company and obtaining refunds of reduced claims previously paid by the Company for various taxes, including (but not limited to) federal and state income, franchise, payroll, sales and use, property and excise and business license.

         - Assistance with evaluating and scheduling tax liabilities and in assessing tax claims by type and entity, including working with bankruptcy counsel to resolve tax claims if the Company files bankruptcy.

         - Analysis of legal and professional fees incurred during the restructuring or bankruptcy period for purposes of determining future deductibility of such costs.

         - Documentation of tax analysis, opinions, recommendations, conclusions and correspondences for any proposed restructuring alternative, bankruptcy tax issue or other tax matter described above.

OTHER TAX SERVICES

For any miscellaneous tax projects requested by the Company and not specifically listed in this Agreement, including tax planning and tax consulting services, E&Y will bill those services in accordance with the standard hourly rates outlined in this Agreement.

Mr. Mark Shapiro                                                         Page 14
Fleming Companies, Inc.                                            April 8, 2003


                                  ATTACHMENT 2

                         DISPUTE RESOLUTION PROCEDURES

         The following procedures shall be used to resolve any controversy or claim ("dispute") as provided in this Agreement, other than objections to fee applications relating to the subject retention. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

MEDIATION

         A dispute shall be submitted to mediation by written notice to the other party or parties. The mediator shall be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator shall be designated by the CPR Institute for Dispute Resolution at the request of a party. Any mediator so designated must be acceptable to all parties.

         The mediation will be conducted as specified by the mediator and agreed upon by the parties. The parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

         The mediation will be treated as a settlement discussion and therefore will be confidential. The mediator may not testify for either party in any later proceeding relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

         Each party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

ARBITRATION

         If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by arbitration. The arbitration will be conducted in accordance with the procedures in this document and the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution as in effect on the date of the engagement letter, or such other rules and procedures as the parties may designate by mutual agreement. In the event of a conflict, the provisions of this document will control. The arbitration will be conducted before a panel of three arbitrators, two of whom are to be designated by the parties from the CPR Panels of Distinguished Neutrals using the screened selection process provided in the Rules. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by these procedures.

Mr. Mark Shapiro                                                         Page 15
Fleming Companies, Inc.                                            April 8, 2003


         In no event, if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

         The result of the arbitration will be binding on the parties, and judgment on the arbitration award may be entered in any court having jurisdiction.